Exhibit 99.1
For more information contact:
Jennifer Moreno
Executive Director, Investor Relations
312.573.5634
jmoreno@navigantconsulting.com
NAVIGANT CONSULTING, INC. ANNOUNCES SECOND QUARTER 2008 FINANCIAL RESULTS
CHICAGO, July 31, 2008 — Navigant Consulting, Inc. (NYSE:NCI), a global consulting firm providing dispute, investigative, operational, risk management and financial and regulatory advisory solutions, today announced financial results for the second quarter ended June 30, 2008.
“We had a strong second quarter with record revenues and continued improved margins,” commented William M. Goodyear, Chairman and Chief Executive Officer. “Company wide utilization of 79% was very gratifying, reflecting solid demand across most of our markets. The May 1st closing of our acquisition of Chicago Partners went smoothly and we are off to an excellent start in leveraging the skills and resources that this group brings to Navigant. Overall we are very pleased with our results for the first half of the year. As we look toward the second half of the year, we continue to focus on both the opportunities and the challenges posed by the ongoing and intensifying disruptions in the global financial markets.”
Second Quarter 2008 Overview
The Company’s second quarter 2008 results are summarized as follows:

	Second Quarter 2008 Financial Results
	Q2 2008	Q1 2008	% Change	Q2 2007	% Change
Total Revenues ($000)	$211,408	$207,139	2.1%	$189,633	11.5%
Adjusted EBITDA ($000)	$34,462	$33,208	3.8%	$29,657	16.2%
EBITDA ($000)	$32,507	$32,558	-0.2%	$29,657	9.6%
EPS	$0.21	$0.23	-8.7%	$0.21	0.0%
Adjusted EPS	$0.24	$0.25	-4.0%	$0.21	14.3%
Average Billable FTEs	1,916	1,913	0.2%	1,890	1.4%
End of Period Billable FTEs	1,928	1,896	1.7%	1,907	1.1%
Consultant Utilization (1,850 base)	79%	83%	-4.8%	77%	2.6%
Average Bill Rate (excluding success fees)	266	254	4.7%	236	12.7%
DSO	85	83	2.4%	87	-2.3%

*	See the attached schedules for a reconciliation of Adjusted EBITDA and Adjusted EPS to the GAAP financial results.
“The Disputes and Investigative Services segment had a solid quarter and we experienced continued growth in the International Consulting segment,” stated Julie M. Howard, President and Chief Operating Officer. “The Business Consulting segment’s performance was steady, reflecting strong demand for our Healthcare and Energy services, offset by lower discretionary consulting spending in the Financial Services and Insurance industries. We remain focused on leveraging uncommon combinations of our capabilities to address emerging client needs. The addition of our Economic Consulting Services segment further advances this strategy.”
The Company’s year-to-date 2008 financial results are summarized as follows:

	Year-to-Date 2008 Financial Results
	YTD 2008	YTD 2007	% Change
Total Revenues ($000)	$418,547	$372,923	12.2%
Adjusted EBITDA ($000)	$67,670	$58,858	15.0%
EBITDA ($000)	$65,065	$57,581	13.0%
EPS	$0.44	$0.41	7.3%
Adjusted EPS	$0.49	$0.43	14.0%

*	See the attached schedules for a reconciliation of Adjusted EBITDA and Adjusted EPS to the GAAP financial results.
Second Quarter 2008 Business Segment Highlights
The Company’s North American Business Consulting segment produced second quarter 2008 revenues of $92.0 million, a decrease of 2% over second quarter 2007. Heightened demand continued for the segment’s Energy and Healthcare services, which positively impacted the segment’s second quarter results. The firm’s Energy expertise continues to be sought after as the impact of the 2007 Energy Act permeates the marketplace. Additionally, private investor interest and new energy related policies and regulations are further escalating the need for Navigant’s services in the energy industry.
Navigant Healthcare professionals are seeing an increase in business generated by health facilities and systems seeking cost structure improvements and financial and operational enhancements. The combined Energy and Healthcare successes served to largely offset the softness in discretionary spending related to the Company’s domestic Financial Services and Insurance practices. Both practices are shifting their portfolio of offerings in response to changing market conditions to respond to higher priority demand drivers such as regulatory mandates, risk management, operational efficiencies and cost reductions.
The North American Disputes and Investigative Services segment achieved second quarter 2008 revenues of $88.6 million, an increase of 10% over second quarter 2007, but down modestly from first quarter’s exceptionally strong performance which benefited from a number of large, active assignments that were pressing toward trials. The Company remains well positioned to capitalize on the dispute and investigative needs created by the global regulatory and economic environment. The crisis in the global credit and housing markets continues to generate demand for the Company’s accounting, financial, economic and industry expertise.
Navigant’s International Consulting Operations segment reported second quarter 2008 revenues of $23.1 million, an increase of 60% over second quarter 2007. The segment’s impressive growth reflects the favorable combination of acquisitions made in 2007 and demand for their extensive expertise and experience in large, international infrastructure disputes.
The Company’s new Economics Consulting Services segment (reflecting the acquisition of Chicago Partners on May 1, 2008) performed as expected, reporting revenues of $7.7 million for the second quarter 2008. The practice’s prominence in antitrust related engagements continued to drive revenues. Additionally, during the second quarter the segment began to see substantial traction related to the credit crisis. This trend is expected to continue during the second half of the year and to generate cross practice opportunities across the Company.

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A Company metrics summary including data by segment is available on Navigant’s website (www.navigantconsulting.com) under the Investor Relations section.
Web Cast of the Company’s Announcement of Second Quarter 2008 Results
A web cast of management’s presentation of the Company’s second quarter 2008 financial results will be available on Navigant’s website (www.navigantconsulting.com) under the Investor Relations section. A replay of the web cast will be available for approximately 90 days.
About Navigant Consulting
Navigant Consulting, Inc. (NYSE: NCI) is a specialized independent consulting firm providing dispute, investigative, financial, operational and business advisory, risk management and regulatory advisory, and transaction advisory solution services to government agencies, legal counsel and large companies facing the challenges of uncertainty, risk, distress and significant change. The Company focuses on industries undergoing substantial regulatory or structural change and on the issues driving these transformations. “Navigant” is a service mark of Navigant International, Inc. Navigant Consulting, Inc. (NCI) is not affiliated, associated, or in any way connected with Navigant International, Inc. and NCI’s use of “Navigant” is made under license from Navigant International, Inc. More information about Navigant Consulting can be found at www.navigantconsulting.com.
Except as set forth below, statements included in this press release which are not historical in nature are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects” and similar expressions. These statements are based upon management’s current expectations as of the date of this press release. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those indicated in the forward-looking statements including, without limitation: the success of the Company’s organizational changes; risks inherent in international operations including foreign currency fluctuations; pace, timing and integration of acquisitions; management of professional staff, including dependence on key personnel, recruiting, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; dependence on the expansion of and the increase in the Company’s service offerings and staff; conflicts of interest; potential loss of clients; risks inherent with litigation; significant client assignments; professional liability; potential legislative and regulatory changes; and general economic conditions. Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s filings with the SEC under the “Risk Factors” sections and elsewhere in those filings. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements after the date of this press release.
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NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	For the quarter ended June 30, 2008			For the quarter ended June 30, 2007
	Adjusted	Adjustments	Reported	Adjusted	Adjustments	Reported

Revenues before reimbursements	$189,385		$189,385	$169,650		$169,650
Reimbursements	22,023		22,023	19,983		19,983

Total revenues	211,408	—	211,408	$189,633	—	$189,633

Cost of services before reimbursable expenses	113,852		113,852	105,849		105,849
Reimbursable expenses	22,023		22,023	19,983		19,983

Cost of services	135,875	—	135,875	125,832	—	125,832
General and administrative expenses	41,071		41,071	34,144		34,144
Depreciation	4,381		4,381	3,995		3,995
Amortization	4,597		4,597	3,784		3,784
Other operating costs Office consolidation	—	2,575	2,575	—		—

Operating income	25,484	(2,575)	22,909	21,878	—	21,878
Interest expense, net	5,393		5,393	2,325		2,325
Other income	(68)		(68)	(117)		(117)

Income before income tax expense	20,159	(2,575)	17,584	19,670	—	19,670
Income tax expense	8,636	(1,038)	7,598	8,320	—	8,320

Net income	$11,523	$(1,537)	$9,986	$11,350	—	$11,350
				=

Net income per diluted share	$0.24		$0.21	$0.21		$0.21

Shares used in computing net income per diluted share	48,257		48,257	54,126		54,126

Percentage of revenues before reimbursements :
Cost of services before reimbursable expenses	60%		60%	62%		62%
Reimbursable expenses	12%		12%	12%		12%
General and administrative expenses	22%		22%	20%		20%

EBITDA (2)	18%		17%	17%		17%
Operating income	13%		12%	13%		13%
Net income	6%		5%	7%		7%

EBITDA (2) reconciliation:
EBITDA (2)	$34,462	$(1,955) (1)	$32,507	$29,657	—	$29,657
Depreciation	4,381		4,381	3,995		3,995
Accelerated Depreciation — Office consolidation	—	(620)	620	—		—
Amortization	4,597		4,597	3,784		3,784

Operating income	$25,484	$(2,575)	$22,909	$21,878	—	$21,878
				=

(1)	During the second quarter of 2008, the Company incurred office consolidation costs of $2.6 million associated with real estate rationalization, including lease termination costs and accelerated depreciation on certain leasehold improvements.

(2)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	For the six months ended June 30, 2008			For the six months ended June 30, 2007
	Adjusted	Adjustments	Reported	Adjusted	Adjustments	Reported

Revenues before reimbursements	$373,679		$373,679	$334,488		$334,488
Reimbursements	44,868		44,868	38,435		38,435

Total revenues	$418,547		$418,547	$372,923		$372,923

Cost of services before reimbursable expenses	226,925		226,925	207,083		207,083
Reimbursable expenses	44,868		44,868	38,435		38,435

Cost of services	271,793		271,793	245,518		245,518
General and administrative expenses	79,084		79,084	68,547		68,547
Depreciation	8,546		8,546	7,716		7,716
Amortization	8,824		8,824	7,420		7,420
Other operating costs
Separation and Severance costs	—		—	—	1,277	1,277
Office consolidation	—	4,093	4,093	—	—	—

Operating income	50,300	(4,093)	46,207	43,722	(1,277)	42,445
Interest expense, net	9,723		9,723	3,167		3,167
Other income	(63)		(63)	(108)		(108)

Income before income tax expense	40,640	(4,093)	36,547	40,663	(1,277)	39,386
Income tax expense	17,306	(1,651)	15,655	17,214	(515)	16,699

Net income	$23,334	$(2,442)	$20,892	$23,449	$(762)	$22,687

Net income per diluted share	$0.49		$0.44	$0.43		$0.41

Shares used in computing net income per diluted share	47,548		47,548	55,017		55,017

Percentage of revenues before reimbursements :
Cost of services before reimbursable expenses	61%		61%	62%		62%
Reimbursable expenses	12%		12%	11%		11%
General and administrative expenses	21%		21%	20%		20%

EBITDA (3)	18%		17%	18%		17%
Operating income	13%		12%	13%		13%
Net income	6%		6%	7%		7%

EBITDA (3) reconciliation:
EBITDA (3)	$67,670	$(2,605) (1)	$65,065	$58,858	$(1,277) (2)	$57,581
Depreciation	8,546		8,546	7,716		7,716
Accelerated Depreciation — Office consolidation	—	(1,488)	1,488	—		—
Amortization	8,824		8,824	7,420		7,420

Operating income	$50,300	$(4,093)	$46,207	$43,722	$(1,277)	$42,445

(1)	During the first six months of 2008, the Company incurred office consolidation costs of $4.1 million associated with real estate rationalization, including lease termination costs and accelerated depreciation on certain leasehold improvements.

(2)	During the first quarter of 2007, the Company incurred realignment costs of $1.3 million associated with a management reorganization including severance.

(3)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS AND SELECTED DATA
(In thousands, except DSO data)
(Unaudited)

	June 30,	March 31,	December 31,	June 30,
	2008	2008	2007	2007

Assets
Cash and cash equivalents	$10,320	$7,632	$11,656	$19,691
Trade accounts receivable, net	219,868	206,567	189,616	195,970
Prepaid and other assets	36,097	27,196	27,287	30,524

Total current assets	266,285	241,395	228,559	246,185

Property and equipment, net	49,473	52,129	54,687	58,872
Goodwill and intangible assets, net	536,246	475,557	488,523	452,175
Other non-current assets, net	19,867	8,373	6,928	8,832

Total Assets	$871,871	$777,454	$778,697	$766,064

Liabilities and Stockholders’ Equity
Bank debt	$2,250	$2,250	$2,250	$2,250
Other current liabilities	130,393	105,382	124,269	99,292
Long term debt	306,787	265,517	254,366	301,247
Other liabilities	65,904	55,454	55,059	41,653
Stockholders’ equity	366,537	348,851	342,753	321,622

Total Liabilities and Stockholders’ Equity	$871,871	$777,454	$778,697	$766,064

Selected Data

Days sales outstanding, net (DSO) [1]	85	83	77	87

1)	Net of deferred revenue. June 30, 2008 DSO is calculated on a proforma basis as if Chicago Partners acquisition occurred April 1, 2008.

NAVIGANT CONSULTING, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in 000s

	For the three months ended		For the six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Cash flows from operating activities:
Net income	$9,986	$11,350	$20,892	$22,687
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation expense	5,001	3,995	10,034	7,716
Amortization expense	4,597	3,784	8,824	7,420
Stock-based compensation expense	3,044	5,447	6,577	8,710
Deferred income taxes	(5,101)	924	(4,579)	2,523
Other, net	7,538	2,385	9,799	5,370
Changes in assets and liabilities	(11,602)	(9,471)	(52,115)	(43,505)

Net cash (used in) provided by operating activities	13,463	18,414	(568)	10,921

Cash flows from investing activities:
Purchases of property and equipment	(1,433)	(11,190)	(3,964)	(14,430)
Acquisitions of businesses	(50,000)	(24,191)	(50,000)	(37,925)
Payments of acquisition liabilities	(2,000)	(1,365)	(3,653)	(2,165)
Other, net	(352)	(2,042)	(352)	(1,269)

Net cash used in investing activities	(53,785)	(38,788)	(57,969)	(55,789)

Cash flows from financing activities:
Issuances of common stock	1,515	2,142	4,078	5,569
Repurchase of common stock/treasury stock	—	(218,429)	—	(218,429)
Proceeds from (Payments of) term loan	(563)	225,000	(1,125)	225,000
Borrowings from bank, net	41,847	11,140	53,599	40,903
Other, net	211	(961)	649	(229)

Net cash provided by financing activities	43,010	18,892	57,201	52,814

Net increase (decrease) in cash and cash equivalents	2,688	(1,482)	(1,336)	7,946
Cash and cash equivalents at beginning of the period	7,632	21,173	11,656	11,745

Cash and cash equivalents at end of the period	$10,320	$19,691	$10,320	$19,691